                                                                 EX 10.2(a)

                         BERNAL CORPORATE PARK LEASE
                           FIRST AMENDMENT TO LEASE

     That certain Lease dated July 8, 1996 by and between PATRICIAN ASSOCIATES, INC., a California corporation, and PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa Corporation, California partnership as tenants in common operating as a joint venture under the name BERNAL CORPORATE PARK, Landlord, and VOTAN CORPORATION, a Delaware Corporation, Tenant, for the premises located at 6920 Koll Center Parkway, Suite 214, is amended this 6th day of November, 1996, by amending (or adding as the case may be) the clauses below with the like numbered clauses in the Lease:

BASIC LEASE TERMS

1.e.   Premises Area:  10,680 Rentable  Square Feet, a reduction of 1,907
                       Rentable Square Feet.

1.g.   Premises Percent of Project:  8.905%

1.i.   Base Monthly Rent:

       Effective Date of Rental Adjustment                  Base Monthly Rent
       -----------------------------------                  -----------------
       December 1, 1996 to May 31, 1998                     $12,511.60
       June 1, 1998 to November 30, 1999                    $13,259.20
       December 1, 1999 to November 30, 2001                $13,793.20

Additionally Votan agrees to pay a one time charge of $7,000 to reduce the square footage as provided in this lease amendment.

All other terms and conditions of the above described Lease shall remain in full force and effect.

BERNAL CORPORATE PARK, a joint venture between Principal Mutual Life Insurance Company, an Iowa Corporation and Patrician Associates, Inc., a California Corporation.

PATRICIAN ASSOCIATES, INC., a California Corporation, Joint Venture Partner

BY:  /s/ Ronald B. Franklin
    ------------------------------------
     Ronald B. Franklin

ITS:  Vice President
     -----------------------------------

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa Corporation, Joint Venture Partner

BY:  /s/ Kurt D. Schaefer
    ------------------------------------
    Kurt D. Schaefer

      Assistant Director
ITS:  Commercial Real Estate
     -----------------------------------

TENANT:  VOTAN CORPORATION, a Delaware Corporation

BY:  /s/ John A. White
    ------------------------------------

ITS:  President & CEO
     -----------------------------------